SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A
                          Amendment No. 4 to Form 8-K

                                CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     August 25, 1999


                         ADVANCED WIRELESS SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


Alabama                             0-26533               63-1205304
(State or other jurisdiction        (Commission           (IRS Employer
of incorporation or organization)   File Number)        Identification No.)

                              927 Sunset Drive
                             Irving, Texas 75061
                     (Address of principal executive office)

                   Issuer's telephone number:     972-254-7604


We have previously reported the purchase of the assets of Dibbs Internet Services, Inc., on Form 8-K dated August 25, 1999. This amendment to the August 25, 1999, Form 8-K amends previously provided pro forma financial information for our Company reflecting this acquisition.

          Item 7.   Financial Statements and Exhibits

Financial Statements

For a list of financial statements, see Index to Financial Statements which is part of the Financial Statements which follow page 2 and incorporated herein by reference.

Exhibits

2.1 Agreement to Purchase Assets between Advanced Wireless Systems, Inc., and Dibbs Internet Services, Inc. (incorporated by reference to
      Exhibit 2.1 to the Form 8-K dated August 25, 1999).

2.2   Bill of Sale from Dibbs Internet Services, Inc., to Advanced Wireless
      Systems, Inc.   (incorporated by reference to  Exhibit 2.2 to the Form
      8-K dated August 25, 1999).

27.1  Financial Data Schedule.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ADVANCED WIRELESS SYSTEMS, INC.



Date:   March 14, 2000              /s/ Monte Julius
                              ------------------------------------
                                    Monte Julius, President

                        ADVANCED WIRELESS SYSTEMS, INC.
                     AUDIT OF DIBBS INTERNET SERVICES, INC.
                         INDEX TO FINANCIAL STATEMENTS
                                                                    Page

FINANCIAL STATEMENTS OF THE ACQUIRED BUSINESS:

Independent Auditor's Report                                        F-1

Balance Sheets at December 31, 1998 and 1997, and June 30, 1999     F-3

Statements of Operations for the years ended December 31, 1998
and 1997, and for the six months ended June 30, 1999                F-4

Statements of Stockholder's Equity for the years ended December
31, 1998 and 1997, and for the six months ended June 30, 1999       F-5

Statements of Cash Flows for the years ended December 31, 1998
and 1997, and for the six months ended June 30, 1999                F-6

Notes to Financial Statements                                       F-7


PRO FORMA FINANCIAL INFORMATION

Pro Forma Consolidated Balance Sheet of Advanced Wireless
Systems, Inc. as of June 30, 1999 - Unaudited                       P-1

Pro Forma Consolidated Statements of Operations of Advanced
Wireless Systems, Inc. for the Year Ended December 31, 1998
and for the six months ended June 30, 1999 - Unaudited              P-3

Notes to Consolidated Pro Forma Financial Statements                P-5

                       INDEPENDENT AUDITOR'S REPORT


The Board of Directors
Advanced Wireless Systems, Inc.


We have audited the accompanying balance sheets of Dibbs Internet Services, Inc. (the acquired business) as of December 31, 1998 and 1997, and June 30, 1999, and the related statements of operations,stockholder's equity and cash flows for the years and six months then ended, acquired by Advanced Wireless Systems, Inc. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements were prepared as described in Note 1 for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission (SEC) for inclusion in certain SEC regulatory reports and filings.
                                  - F-1 -

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the acquired business described in Note 1 as of December 31, 1998 and 1997, and June 30, 1999 and the results of its operations and cash flows for the periods then ended, in conformity with generally accepted accounting principles.

                                           BROWN ARMSTRONG RANDALL
                                           REYES PAULDEN & McCOWN
                                           ACCOUNTANCY CORPORATION

Bakersfield, California
January 25, 2000
                                  - F-2 -

                         DIBBS INTERNET SERVICES, INC.
                               BALANCE SHEETS
                          DECEMBER 31, 1998 AND 1997
                              AND JUNE 30, 1999


                                    June 30,    December 31,   December 31,
                                     1999          1998           1997
                                   ----------   ------------   ------------
ASSETS

Current Assets
   Cash                             $     -     $      896     $    3,648
                                   ----------   ------------   ------------

Fixed Assets
   Property and Equipment             122,629      122,629        105,201
   Accumulated depreciation           (52,154)     (41,202)       (21,152)
                                   -----------  ------------   -------------
   Total Fixed Assets                  70,475       81,427         84,049
                                   -----------  ------------   -------------
TOTAL ASSETS                       $   70,475   $   82,323     $   87,697
                                   -----------  ------------   -------------
                                   -----------  ------------   -------------
LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
   Bank Overdraft                  $      282   $      -       $      -
   Operating advance - related
     party                              2,301       11,964          22,528
                                   -----------  -------------  -------------
   Total Current Liabilities            2,583       11,964          22,528
                                   ----------   ------------   ------------
Stockholder's Equity
   Common stock                         1,000        1,000           1,000
   Retained earnings                   66,892       69,359          64,169
                                   -----------  -------------  -------------
   Total Stockholder's Equity          67,892       70,359          65,169
                                   -----------  -------------  -------------
TOTAL LIABILITIES AND
STOCKHOLDER'S EQUITY               $   70,475    $  82,323      $   87,697
                                   -----------  -------------  -------------
                                   -----------  -------------  -------------
   The accompanying notes are an integral part of these financial statements.
                                     - F-3 -

                            DIBBS INTERNET SERVICES, INC.
                              STATEMENTS OF OPERATIONS
                   FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
                      AND FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                   Six Months
                                     Ended       Year Ended      Year Ended
                                    June 30,     December 31,    December 31,
                                     1999           1998            1997
                                  -------------  -------------   ------------
Internet Revenues                 $    98,580    $ 183,164       $ 139,943
                                  -------------  -------------   ------------
Costs and Expenses
   Phone lines                         35,792       65,486          41,507
   Port charges                        14,566       29,155          26,273
   Technical support and labor          5,902        9,717           2,931
   Depreciation                        10,952       20,050          15,433

   General and administrative          6,498        12,630           6,568
                                     --------     ---------       ----------
   Total Costs and Expenses           73,710       137,038          92,712
                                     --------     ---------       ----------
Net Income from Operations            24,870        46,126          47,231

Other Expense
   Interest expense                      337         1,436           2,663
                                  -------------  -------------   ------------

Net Income                          $ 24,533      $ 44,690         $44,568
                                  -------------  -------------   ------------
                                  -------------  -------------   ------------
Basic Earnings per Share            $   24.53     $   44.70        $ 44.57
                                  -------------  -------------   ------------
                                  -------------  -------------   ------------
Weighted Average Shares Outstanding     1,000         1,000          1,000
                                  -------------  -------------   ------------
                                  -------------  -------------   ------------
  The accompanying notes are an integral part of these financial statements.
                                    - F-4 -

                           DIBBS INTERNET SERVICES, INC.
                   STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                   FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
                     AND FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                 Common Stock
                           ------------------------
                                                        Retained
                            Shares      Par Value       Earnings     Total
                           --------     -----------     ---------   --------

Balance at January 1,1997     1,000     $   1,000       $ 32,201    $ 33,201

   Distributions                -             -          (12,600)    (12,600)
   Net income                   -             -           44,568      44,568
                           --------     -----------     ---------   --------

Balance at December 31,1997   1,000         1,000         64,169      65,169

   Distributions                -              -         (39,500)    (39,500)
   Net income                   -              -          44,690      44,690
                           --------     -----------     ---------   --------

Balance at December 31,1998   1,000         1,000         69,359      70,359

   Distributions                 -             -         (27,000)    (27,000)
   Net income                    -             -          24,533      24,533
                           --------     -----------     ---------   --------

Balance at December 31, 1999  1,000     $   1,000       $ 66,892    $ 67,892
                           --------     -----------     ---------   --------
                           --------     -----------     ---------   --------
 The accompanying notes are an integral part of these financial statements.
                                   - F-5 -

                          DIBBS INTERNET SERVICES, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
                   AND FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                   Six Months
                                     Ended       Year Ended      Year Ended
                                    June 30,     December 31,    December 31,
                                     1999           1998            1997
                                  -------------  -------------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                     $     24,533   $    44,690     $   44,568
   Adjustments to reconcile net
    income to net cash provided
    by operating activities:
    Depreciation                        10,952        20,050         15,433
                                  -------------  -------------   ------------
Net Cash Provided by Operating
 Activities                             35,485        64,740         60,001
                                  -------------  -------------   ------------
CASH FLOWS USED IN INVESTING ACTIVITIES
   Purchase of property and equipment      -         (17,428)       (65,317)

CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from related party loan        -             -           55,515
   Repayments of related party loan     (9,663)      (10,564)       (38,987)
   Cash distributions                  (27,000)      (39,500)       (12,600)
                                  -------------  -------------   ------------
Net Cash Provided (Used) by Financing
 Activities                            (36,663)      (50,064)         3,928
                                  -------------  -------------   ------------
Net Decrease in Cash                    (1,178)       (2,752)        (1,388)

Cash, beginning of period                  896         3,648          5,036
                                  -------------  -------------   ------------
Cash, end of period               $       (282)   $      896      $   3,648
                                  -------------  -------------   ------------
                                  -------------  -------------   ------------
  The accompanying notes are an integral part of these financial statements.
                                    - F-6 -

                          DIBBS INTERNET SERVICES, INC.
                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997
                               AND JUNE 30, 1999

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Dibbs Internet Services, Inc. (Dibbs), an Alabama S-corporation, is an Internet service provider in Mobile, Alabama. Dibbs was originally incorporated on April 19, 1994 under the name Diane Summers' Online Services, Inc. but subsequently changed its name to its current title on May 23, 1996.

On August 25, 1999, Advanced Wireless Systems, Inc. (the Company) purchased substantially all of the assets of Dibbs for a purchase price of $225,000. Dibbs provided Internet services to approximately 730 Internet customers in the Mobile metropolitan area via dial-in telephone line access. The Company acquired from Dibbs most of the assets used in the operation of its Internet service, including its equipment, software, and the right to use the Dibbs trade name, for $225,000 cash, paid in full on August 25, 1999, to Dibbs' sole shareholder and president, Diane Summers.

Management Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Revenues from Internet services are recognized monthly upon billing.
                                   - F-7 -

Depreciation

Property and equipment are carried at cost and depreciated on a straight-line basis over their estimated useful lives, ranging from 5 to 7 years. Maintenance and repair costs are charged to expense as incurred; major renewals and betterments are capitalized.

Income Taxes

Dibbs' stockholder has elected S corporation status under the Internal Revenue Code, thereby consenting to include the income in her individual tax return. Accordingly, there is no provision for income taxes in these financial statements.

NOTE 2 - OPERATING ADVANCE - RELATED PARTY

The spouse of the sole shareholder of Dibbs advanced funds to the company to cover operating requirements. The initial advance totaled $55,515 and is considered due on demand. No written agreement exists between the related party and Dibbs concerning the timing and extent of repayment. Dibbs has repaid portions of the advance as funds are available. Interest has been repaid at the rate of 8% on the outstanding balance, compounded monthly.
                                  - F-8 -

                         ADVANCED WIRELESS SYSTEMS, INC.
                           PRO FORMA BALANCE SHEET
                                 (UNAUDITED)
                             AS OF JUNE 30, 1999

                           Historical                     Pro Forma
                        ------------------          ----------------------
                    Advanced            Dibbs
                    Wireless           Internet
                   Systems, Inc.     Services, Inc.  Adjustments Consolidated
                   ------------      --------------  ----------- ------------
ASSETS

Current assets
 Cash and cash
  equivalents      $   374,598        $     -        $ (225,000)(a) $ 149,598
 Accounts receivable,
 net                     2,608              -              -            2,608
 Inventory              45,964              -              -           45,964
 Employee Advances         375              -              -              375
 Prepaid expenses       24,600              -              -           24,600
                   ------------      --------------  ----------- ------------

Total current assets   448,145              -          (225,000)      223,145
                   ------------      --------------  ----------- ------------
Fixed Assets, net
 of depreciation        98,098            70,475        (55,980)(d)   112,593
                   ------------      --------------  ----------- ------------
Other assets
  Deposits                 300               -              -             300
  License Acquisition
   Costs, net          161,703               -              -         161,703
  Organization costs,
   net                   5,094               -              -           5,094
  Goodwill                 -                 -          208,005(b)    208,005
  Other intangible         -                 -            2,500(b)      2,500
                   ------------      --------------  ----------- ------------
Total Other Assets     167,097               -          210,505       377,602
                   ------------      --------------  ----------- ------------
TOTAL ASSETS       $   713,340       $    70,475     $   (70,475) $   713,340
                   ------------      --------------  ----------- ------------
                   ------------      --------------  ----------- ------------
                   (See Notes to Pro Forma Financial Statements)
                                    - P-1 -

                          ADVANCED WIRELESS SYSTEMS, INC.
                            PRO FORMA BALANCE SHEET
                                  (UNAUDITED)
                              AS OF JUNE 30, 1999
                           Historical                     Pro Forma
                        ------------------          ----------------------
                    Advanced            Dibbs
                    Wireless           Internet
                   Systems, Inc.     Services, Inc. Adjustments Consolidated
                   ------------      -------------- ----------- ------------

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
 Bank overdraft        $     -        $      282     $   (282)(c) $     -
 Operating advance
  - related party            -             2,301       (2,301)(c)      -
 Debtor certificates       6,000              -            -          6,000
 Notes payable, related
  parties                250,000              -            -        250,000
 Accrued payroll taxes     6,629              -            -          6,629
 Accrued interest payable 50,097              -            -         50,097
                    ------------      -------------- ----------- -----------

  Total Liabilities      312,726            2,583      (2,583)      312,726
                    ------------      --------------  ----------- -----------
Stockholders' Equity:
 Common stock, $.01 par value,
 50,000,000 shares authorized;
 4,559,263 shares issued and
 outstanding              45,593            1,000      (1,000)(b)    45,593
 Additional paid in
 capital               1,839,173              -             -     1,839,173
 Accumulated earnings
  deficit             (1,484,152)          66,892     (66,892)(b)(1,484,152)
                    ------------      --------------  ----------- -----------
Total Stockholders'
 equity                  400,614           67,892     (67,892)      400,614
                    ------------      --------------  ----------- -----------
Total Liabilities and
  Stockholders'
  Equity            $    713,340      $    70,475   $ (70,475)      713,340
                    ------------      --------------  ----------- -----------
                    ------------      --------------  ----------- -----------
                    (See Notes to Pro Forma Financial Statements)
                                  - P-2 -

                        ADVANCED WIRELESS SYSTEMS, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)

                             Historical                     Pro Forma
                        ------------------------       ----------------------
                         For the Six Months
                         Ended June 30, 1999
                   -------------------------------
                    Advanced            Dibbs
                    Wireless           Internet
                   Systems, Inc.     Services, Inc.  Adjustments Consolidated
                   ------------      --------------  ----------- ------------
Revenues
  Service and other  $   42,490     $   98,580          $   -     $  141,070
                    ------------    -----------    -----------   ------------
Costs and Expenses
  Operating              64,353         56,260              -        120,613
  General and
   administrative       325,424          6,498          9,600(h)     341,522
                                                       35,293(e)
Depreciation and
  amortization          109,287         10,952         (9,502)(f)    146,030
Provision for impairment
  of license acquisition
  costs                 303,797            -                -        303,797
                    ------------    -----------    -----------   ------------
Total Costs and
 Expenses               802,861         73,710         35,391        911,962
                    ------------    -----------    -----------   ------------
Income (Loss) from
 Operations            (760,371)        24,870        (35,391)      (770,892)
                    ------------    -----------    -----------   ------------
Other Expense
 Interest Expense        11,250            337           (337)(g)     11,250
                    ------------    -----------    -----------   ------------
Net Income (Loss)   $  (771,621)    $   24,533     $  (35,054)   $  (782,142)
                    ------------    -----------    -----------   ------------
                    ------------    -----------    -----------   ------------
Basic Loss per Share$     (.19)                                   $     (.19)
                    ------------                                  -----------

Weighted Average Number of
  Common Shares
  Outstanding        4,122,926                                      4,122,926
                    ------------                                  -----------
                    ------------                                  -----------
                    (See Notes to Pro Forma Financial Statements)
                                     - P-3 -

                       ADVANCED WIRELESS SYSTEMS, INC.
                      PRO FORMA STATEMENT OF OPERATIONS
                 FOR THE YEAR MONTHS ENDED DECEMBER 31, 1998
                                (UNAUDITED)

                         Historical
                    ------------------------
                         For the Year
                      Ended December 31, 1998               Pro Forma
                   -------------------------------   ------------------------
                    Advanced            Dibbs
                    Wireless           Internet
                   Systems, Inc.     Services, Inc.  Adjustments Consolidated
                   ------------      --------------  ----------- ------------
Revenues
  Service and other  $  106,602      $  183,164     $     -     $   289,766
                   ------------      --------------  ----------- ------------
Costs and Expenses
  Operating             159,840         104,358           -         264,198
  General and
   administrative       359,921          12,630          9,600 (h)  382,151
                                                        70,586 (e)
Depreciation and
 amortization           281,155          20,050        (17,150)(f)  354,641
                   ------------      --------------  ----------- ------------
Total Costs and
 Expenses               800,916         137,038         63,036    1,000,990
                   ------------      --------------  ----------- ------------
Income (Loss) from
 Operations            (694,314)         46,126         63,036     (711,224)
                   ------------      --------------  ----------- ------------
Other Income (Expense)
 Interest income          2,230             -              -          2,230
 Interest Expense       (20,447)         (1,436)         1,436 (g)  (20,447)
                   ------------      --------------  ----------- ------------
Total Other Income
 (Loss)                 (18,217)         (1,436)         1,436      (18,217)

Net Income (Loss)  $   (712,531)     $   44,689      $  (61,600)  $(729,441)
                   ------------      --------------  ----------- ------------
                   ------------      --------------  ----------- ------------
Basic Loss Per
 Share             $       (.21)                                 $     (.22)
                   -------------                                 ------------
                   -------------                                 ------------
Weighted Average Number
 of Common Shares
 Outstanding          3,359,207                                     3,359,207
                   -------------                                 ------------
                   -------------                                 ------------
                 (See Notes to Pro Forma Financial Statements)
                                  - P-4 -

                          NOTES TO UNAUDITED PRO FORMA
                             FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED DECEMBER 31, 1998
                    AND FOR THE SIX MONTHS ENDED JUNE 30, 1999


NOTE 1 - BASIS OF PRESENTATION

On August 25 ,1999, Advanced Wireless Systems, Inc. (the Company) purchased substantially all of the assets of Dibbs Internet Services, Inc. (Dibbs), an Alabama corporation, an Internet service provider in Mobile, Alabama, for a purchase price of $225,000. Dibbs provided Internet services to approximately 730 Internet customers in the Mobile metropolitan area via dial-in telephone line access. The Company will continue offering Dibbs customers the telephonic Internet service that they have now, and will also offer them the opportunity to convert to use of high speed wireless Internet service.

The Company acquired the Dibbs assets used in the operation of its Internet service, including its equipment, software, and the right to use the Dibbs trade name, for $225,000 cash, paid in full on August 25, 1999, to Dibbs, sole shareholder and president, Diane Summers. The Company did not assume any liabilities of Dibbs in the transaction.

The assets purchased include the equipment necessary to service the Dibbs subscribers, including three computers, two network hubs, a Cisco 2500 router, software, a backup power supply and other network accessories. Dibbs services 730 subscribers, who use 56k, 64k or 128k ISDN telephone services and e-mail dial-up services. The Dibbs basic service begins at $19.95 per month. The subscriber base includes 58 domains and 47 commercial websites.

The asset purchase agreement includes a two year non-competition clause in which Dibbs and Ms. Summers agree not to compete with our Company in providing Internet services within a 75 mile radius of Mobile for two years. Ms. Summers also agreed to provide consulting services to the Company, to help it take over and operate the Dibbs business, for up to 60 days after the purchase, for $1,200 per week.

The pro forma balance sheet at June 30, 1999, has been prepared assuming that the business acquisition was consummated on June 30, 1999. The pro forma statements of operations for the year and six months ended December 31, 1998, and June 30, 1999, respectively, have been prepared assuming that the Business Acquisition was consummated on January 1, 1998.

The preparation of the pro forma financial statements is based on certain
                                  - P-5 -
adjustments to the historical financial statements of the Company and Dibbs and are not necessarily indicative of the financial position or results of operations had the above-described business acquisition occurred on the assumed date. These pro forma financial statements should be read in conjunction with the financial statements of the acquired business and of the Company contained in this registration statement.


NOTE 2 - PRO FORMA ADJUSTMENTS

Pro forma entries necessary to adjust the historical financial statements are as follows:

(a) Reflects cash paid to sole shareholder of Dibbs Internet Services, Inc., for the acquisition purchase price.

(b) Goodwill related to the Dibbs Internet Services, Inc., acquisition has been determined as follows:

     Purchase price                                  $    225,000
     Less stockholder's equity                            (67,892)
     Adjustment to record value of non-compete
      agreement with Diane Summers and Dibbs               (2,500)
     Elimination of liabilities not assumed by the
      Company (see Note (c))                               (2,583)
     Adjustment of fixed assets to fair value
      (see Note (d))                                       55,980
                                                          --------
      Total                                          $    208,005
                                                          --------
                                                          --------

(c) Reflects the elimination of certain assets and liabilities not acquired or assumed in connection with the acquisition of Dibbs Internet Services, Inc.:

     Bank overdraft                                           282
     Operating advance - related party                      2,301
                                                          --------
     Total                                            $    (2,583)
                                                          --------
                                                          --------

(d) The $55,980 adjustment for fixed assets represents the difference between the carrying amount of the acquired fixed assets and the estimated fair value of those assets at the date of acquisition.
                              - P-6 -

(e) The acquisition of Dibbs Internet Services, Inc., has been accounted for using the purchase method of accounting. The purchase price has been allocated to the tangible and intangible assets acquired based upon their fair values at the time the acquisition was consummated.

     The following summarizes the additional amortization expense to be incurred in connection with the Dibbs acquisition:

                                           Six Months            Year Ended
                            Estimated     Ended June 30,        December 31,
                           Useful Life        1999                  1998
                           ------------   --------------        -------------

     Goodwill     $208,005   3 years         $  34,668           $   69,336
     Non-compete
      agreement      2,500   2 years               625                1,250
                  --------                   ----------          ------------
                  $210,505                      35,293               70,586
                  --------
                  --------

     Less historical
     recorded predecessor
     amounts                                      -                    -
                                             ----------          ------------
     Adjustment                              $  35,293            $  70,586
                                            -----------          ------------
                                            -----------          ------------

(f) Reflects additional depreciation expense in connection with the Dibbs acquisition:

                                           Six Months            Year Ended
                            Estimated     Ended June 30,        December 31,
                           Useful Life        1999                  1998
                           ------------   --------------        -------------
     Recorded fair value of
      property and equipment
      acquired    $   14,495   5 years       $   1,450          $      2,900
                  ----------
                  ----------
     Less historical recorded
      amounts                                $  10,952                20,050
                                            -----------          ------------
     Adjustment                              $  (9,502)          $   (17,150)
                                            -----------          ------------
                                            -----------          ------------

(g) Reflects the decrease of Dibbs related party interest expense which would not have been incurred had the Company purchased Dibbs at the beginning of the period.
                                - P-7 -

(h) Reflects the increase of consulting expense attributed to the agreement with Diane Summers for 60 days consulting at $1,200 per week, which would have been incurred had the Company purchased Dibbs at the beginning of the period.
                                - P-8 -